UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  March 20, 2013

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 20, 2013, the Office of the Federal Register published an advanced display of the Federal Register Notice that on April 17, 2013 the U.S. Food and Drug Administration’s Pulmonary-Allergy Drugs Advisory Committee will discuss the new drug application (NDA) 204275, for fluticasone furoate and vilanterol dry powder inhaler (proposed trade name BREO ELLIPTA™), sponsored by GlaxoSmithKline plc (GSK), for the long-term maintenance treatment of airflow obstruction and for reducing exacerbations in patients with chronic obstructive pulmonary disease.  Fluticasone furoate and vilanterol, an investigational once-daily inhaled corticosteroid/long-acting beta2 agonist (LABA) combination treatment, is in development under the LABA collaboration between GSK and Theravance, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: March 20, 2013	By:	/s/ Michael W. Aguiar

Michael W. Aguiar
Chief Financial Officer

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